UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 2011

PARK PLACE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51712	71-0971567
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Suite 300, 400 – 5 Avenue SW, Calgary, Alberta, Canada T2P 0L6
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403-539-8710

1220 – 666 Burrard Street, Vancouver, BC, Canada, V6C 2X6
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[     ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[     ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2011 we received the resignation of Tatiana Kovaleva as secretary of our company. Ms. Kovaleva’s resignation was not due to any disagreement with our company.

Subsequently on October 1, 2011, we appointed David Johnson as secretary of our company.

Item 7.01	Regulation FD Disclosure

Effective November 15, 2011, we changed the place of our offices to Suite 300, 400 – 5 Avenue SW, Calgary, Alberta, Canada, T2P 0L6.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY CORP.

/s/ David Johnson
David Johnson
President and Director
Date: November 15, 2011